UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 23, 2020

Date of Report (Date of Earliest Event Reported)

IntelGenx Technologies Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31187	870638336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6420 Abrams, Ville St- Laurent, Quebec, Canada	H4S 1Y2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IGXT IGX	OTCQB TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On October 23, 2020 (the "Second Tranche Closing Date"), IntelGenx Technologies Corp. (the "Company") closed the second tranche of a private placement in the United States (the "Private Placement") of up to $2,000,000 of 8% unsecured convertible notes (the "Notes"). Each Note bears interest at a rate of 8% (payable quarterly, in arrears, with the first payment being due on March 1, 2021), matures on October 15, 2024 and is convertible, after a six-month holding period beginning on October 15, 2020, into common stock of the Company (the "Common Shares") at a conversion price of $0.18 per Common Share (the "Conversion Price"). The Notes issued on the Second Tranche Closing Date pursuant to the Private Placement were issued for gross proceeds of $557,000. The total gross proceeds of all the Notes issued in the Private Placement is $1,762,000.

The Company intends to use the proceeds from the Private Placement for its general working capital purposes.

Cantone Research, Inc. ("Cantone") acted as placement agent in respect of the Private Placement.

In connection with the Private Placement, Cantone is entitled to 7% in cash based on gross proceeds accepted at any closing plus 4,000 non-transferable agents' warrants (the "Placement Agent Warrants") for each $10,000 of subscriptions accepted at each closing. The Placement Agent Warrants will be exercisable into Common Shares at the same price as the Conversion Price and will expire in two years from October 15, 2020.

The foregoing is a summary of certain material terms and conditions of the Notes and are not a complete discussion of such agreements. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Form of Note attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Commission on October 21, 2020 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference. On the Second Tranche Closing Date, the Company's issuance of the Notes and the Placement Agent Warrants was made in reliance upon the exemption from registration of the Securities Act provided by Rule 506(d) of Regulation D under the Securities Act.

Item 8.01 Other Events.

On October 23, 2020, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

10.1*	Form of Note*
99.1	Press Release dated October 23, 2020

*Incorporated by reference to the Current Report on Form 8-K filed with the Commission on October 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.

Date: October 28, 2020

By: /s/ Horst G. Zerbe
Horst G. Zerbe
Chief Executive Officer